UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2013

DMH INTERNATIONAL, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	333-169887	27-2689205
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12502 West Atlantic Blvd. Coral Springs, FL	33076
(Address of principal executive offices)	(Zip Code)

(954) 509-0911

 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 19, 2013 the Company announced that they will be presenting at the upcoming Undiscovered Equities Conference in Boca Raton, Florida on Thursday, November 21, 2013. The presentation will be made by the Company’s incoming CEO, George England, who will be providing updates on the proposed merger between DMH International and Virtual Physicians Network as well as the sales and marketing plans for the Company’s suite of medical software.

The contents of the presentation have been filed with this Form 8-K as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2013

DMK INTERNATIONAL, INC.

By:  /s/ Rik J. Deitsch

Rik J. Deitsch

President